                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                December 6, 2002
                Date of Report (Date of earliest event reported)

                          PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Mississippi                           0-30050                          64-0709834
(State or other jurisdiction of        (Commission File Number)         (IRS Employer Identification
         incorporation)                                                              No.)

                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)

                                 (228) 435-5511
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On December 6, 2002, Peoples Financial Corporation issued a press release announcing a stock repurchase program and the declaration of a dividend.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99. Press Release issued by Peoples Financial Corporation dated December 6, 2002, headed "Peoples Financial Corporation Declares Dividend and Stock Repurchase."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2002

                                    PEOPLES FINANCIAL CORPORATION


                                    By:   /s/ Chevis C. Swetman
                                        ---------------------------------------
                                        Chevis C. Swetman
                                        Chairman, President and CEO



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99              Press Release issued by Peoples Financial Corporation dated
                  December 6, 2002, headed "Peoples Financial Corporation
                  Declares Dividend and Stock Repurchase."